Exhibit 24(a)



                               POWER OF ATTORNEY


         I, the undersigned, hereby constitute and appoint Henry G. Gulick, Dean
R. O'Hare and Philip J. Sempier, each of them with full power to act without the others, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities to sign (i) a Form 10-K Annual Report of The Chubb Corporation for its fiscal year ended December 31, 1997 pursuant to the requirement of the Securities Exchange Act of 1934, and (ii) registration statements, amendments and post-effective amendments to registration statements including but not limited to registration statements, amendments and post-effective amendments to registration statements on Form S-8 and Form S-3 under the Securities Act of 1933 and to file the same, or cause the same to be filed, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission. I further grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in the exercise of the powers herein granted, as fully as I could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or any of their substitutes, may lawfully do or cause to be done by the powers herein granted.

         WITNESS our hands on the dates indicated.

/s/ John C. Beck               Director                  February 23, 1998
-----------------------------
John C. Beck


/s/ Sheila P. Burke            Director                  February 28, 1998
-----------------------------
Sheila P. Burke


/s/James I. Cash, Jr.          Director                  February 23, 1998
-----------------------------
James I. Cash, Jr.


/s/ Percy Chubb, III           Director                  February 18, 1998
-----------------------------
Percy Chubb, III


/s/ Joel J. Cohen              Director                  February 23, 1998
-----------------------------
Joel J. Cohen


/s/ David H. Hoag              Director                  February 23, 1998
-----------------------------
David H. Hoag


/s/ Thomas C. MacAvoy          Director                  February 25, 1998
-----------------------------
Thomas C. MacAvoy


/s/ Warren B. Rudman          Director                   February 25, 1998
-----------------------------
Warren B. Rudman


/s/ Sir David G. Scholey, CBE  Director                  February 23, 1998
-----------------------------
Sir David G. Scholey, CBE


/s/ Raymond G. H. Seitz        Director                  February 25, 1998
-----------------------------
Raymond G. H. Seitz


/s/ Lawrence M. Small          Director                  February 23, 1998
-----------------------------
Lawrence M. Small


/s/ Richard D. Wood            Director                  February 26, 1998
-----------------------------
Richard D. Wood


/s/ David B. Kelso             Executive Vice President  February 17, 1998
-----------------------------  and Chief Financial
David B. Kelso                 Officer


/s/ Henry B. Schram            Senior Vice President     February 19, 1998
-----------------------------  and Chief Accounting
Henry B. Schram                Officer



     I, the undersigned, hereby constitute and appoint Henry G. Gulick, Dean R. O'Hare and Philip J. Sempier, each of them with full power to act without the others, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities to sign registration statements, amendments and post-effective amendments to registration statements including but not limited to registration statements, amendments and post-effective amendments to registration statements on Form S-8 and Form S-3 under the Securities Act of 1933 and to file the same, or cause the same to be filed, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission. I further grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in the exercise of the powers herein granted, as fully as I could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or any of their substitutes, may lawfully do or cause to be done by the powers herein granted.

     WITNESS our hands on the dates indicated.

/s/ Zoe E. Baird               Director            September 10, 1998
-----------------------
Zoe E. Baird

/s/ James M. Cornelius         Director            September 10, 1998
-----------------------
James M. Cornelius

/s/ James M. Zimmerman         Director            September 10, 1998
-----------------------
James M. Zimmerman